UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2006


                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


    Florida                           000-30486                  65-0738251
 ---------------                      ---------                  ----------
(State or Other                      (Commission                (IRS Employer
 Jurisdiction of                     File Number)               Identification
 Incorporation)                                                    Number)


       420 Lexington Avenue, New York, New York             10170
       ----------------------------------------             -----
       (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code:  (646) 227-1600
                                                            --------------


                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Change In Registrant's Certifying Accountant.

On January 9, 2006, as recommended by our Audit Committee and approved by our Board of Directors, we terminated our relationship with Weinberg & Co., P.A. ("Weinberg") as the auditor for Advanced Communications Technologies, Inc. Effective January 11, 2006, we engaged Berenson LLP ("Berenson") to serve as the independent public accountants to audit our consolidated financial statements for the fiscal year ending June 30, 2006.

Weinberg's reports on our consolidated financial statements for the fiscal years ended June 30, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Weinberg's reports on our consolidated financial statements for the fiscal years ended June 30, 2004 and 2005 did contain a modification paragraph that expressed their substantial doubt about our ability to continue as a going concern.

During our past two fiscal years and the interim period through January 9, 2006, we had no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report. During our past two fiscal years and the interim period through January 9, 2006, Weinberg did not advise us of any of the matters specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

During our fiscal years ended June 30, 2004 and June 30, 2005, and the interim period through January 11, 2006, we have had no consultations with Berenson concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which we received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or
(b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-B.

The appointment of Berenson as independent public accountants was recommended by our Audit Committee and was unanimously approved by our Board of Directors.


Item 9.01.        Financial Statements and Exhibits.

(d)   Exhibits.

      16 Letter from Weinberg & Company, P.A., addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

Dated:  January 13, 2006       By: /s/ Wayne I. Danson
                                  ----------------------------------------------
                                   Chief Executive Officer, President and
                                   Chief Financial Officer
                                   (Principal financial officer)

                                  EXHIBIT INDEX


Exhibit Number   Description

   16 Letter from Weinberg & Company, P.A., addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein